UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2011

Openwave Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 480-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 1, 2011, Openwave Systems Inc. issued a press release announcing its financial results for the fiscal year ended June 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 2.05.	Costs Associated with Exit or Disposal Activities

On July 27, 2011, the Board of Directors of Openwave Systems Inc. (the “Company”) approved a restructuring plan to better align the Company’s resources among its operational groups, reduce costs and improve operating efficiencies (the “Restructuring Plan”). The Restructuring Plan contemplates an approximate 18% to 20% reduction in workforce. The Company expects to incur approximately $6 million in restructuring and related charges associated with this restructuring plan during the six months ending December 31, 2011. Included in the restructuring and other charges are (i) approximately $5.5 million related to employee severance arrangements for employees impacted by the Restructuring Plan and (ii) approximately $0.5 million related to the consolidation of leased facilities depreciation of tenant improvements and other abandoned assets at those sites.

The Company expects to complete the activities related to the Restructuring Plan by December 31, 2011. The associated charges are expected to be recorded in the Company’s third and first and second quarter results for fiscal year 2012.

The estimated pre-tax restructuring and related charges of approximately $5.5 million represent the Company’s estimate of future cash outlays for employee termination benefits. The estimated charge of $0.5 million of accelerated depreciation and facility exit charges represents a non-cash charge.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Openwave Systems Inc. on August 1, 2011.

The information in Item 2.02 of the report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Openwave Systems Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/S/ ANNE BRENNAN
Name:	Anne Brennan
Title:	Chief Financial Officer

Date: August 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Openwave Systems Inc. on August 1, 2011.